Income Taxes (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Income Taxes
Income tax expense differences from the amount computed by applying the U.S. Federal income tax rate to income before income taxes (as a percent)	35.00%	35.00%	35.00%
Reasons for the difference of income tax expense
Computed expected tax expense	$ 80,560	$ 64,183	$ 55,634
Change in taxes resulting from:
Tax-exempt interest income	(4,554)	(4,828)	(4,381)
State tax, net of federal income taxes and tax credit	3,377	(110)	1,446
Tax refunds		(966)
Other investment income	(3,615)	(2,656)	(2,691)
Other	1,019	616	557
Total income taxes	$ 76,787	$ 56,239	$ 50,565